GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Select Mid Cap Core VIP Fund (the “Fund”)

Supplement dated August 16, 2022

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2022, as supplemented

Effective immediately, the following changes are made to the Prospectus with respect to the Fund:

1.	The “Management” section on page 31 of the Prospectus is deleted and replaced in its entirety by the following:

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. FIAM LLC serves as the Fund’s subadviser. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Subadviser	Managed Fund Since
Robert Stanksy	Co-Portfolio Manager	Inception (October 25, 2021)
Christopher Lee	Co-Portfolio Manager	August 16, 2022

2.	The information under the section heading “Portfolio Managers—Guardian Select Mid Cap Core VIP Fund” on page 141 of the Prospectus is replaced in its entirety by the following:

Robert Stansky

Co-Portfolio Manager of FIAM LLC

Robert Stansky is a co-portfolio manager for the Fund, which he has managed since inception. He also manages other funds. Since joining Fidelity Investments in 1983, Mr. Stansky has worked as a research analyst and portfolio manager.

Christopher Lee

Co-Portfolio Manager of FIAM LLC

Christopher Lee is a co-portfolio manager for the Fund, which he has managed since August 2022. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Lee has worked as an analyst, portfolio manager, sector leader, and managing director of research.

Effective immediately, the following changes are made to the SAI with respect to the Fund:

1.	The following disclosure under the section “Compensation Structure and Methods” beginning on page 70 of the SAI is hereby deleted and replaced by the following:

FIAM

Robert Stansky and Christopher Lee are the co-portfolio managers for the Guardian Select Mid Cap Core VIP Fund and receive compensation for their services. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.

Mr. Stansky’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and primary account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s), account(s) and primary account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and primary account(s) and the average asset size of those fund(s), account(s) and primary account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s) and primary account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of the portfolio manager’s bonus that is linked to the investment performance of Guardian Select Mid Cap Core VIP Fund is based on the primary account’s pre-tax investment performance measured against the S&P MidCap 400® Index, and the primary account’s pre-tax investment performance within the Morningstar® Mid-Cap Blend Category.

Mr. Stansky also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Mr. Lee’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. Mr. Lee’s bonus is based on several components. The components of Mr. Lee’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, if applicable, and (ii) the investment performance of other FMR equity funds and accounts, and (iii) the general management in the portfolio manager’s role as Managing Director of Research. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group if applicable. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of the portfolio manager’s bonus that is linked to the investment performance of Guardian Select Mid Cap Core VIP Fund is based on the primary account’s pre-tax investment performance measured against the S&P MidCap 400® Index, and the primary account’s pre-tax investment performance within the Morningstar® Mid-Cap Blend Category.

Mr. Lee also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

2.	The following information is added to the “Other Accounts Managed” section on Page 76 of the SAI:

Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Other Accounts Managed Paying Performance Fee	Total Assets of Other Accounts Managed Paying Performance Fees (millions)
FIAM LLC Christopher Leeϯ	Registered Investment Companies	7	$535	1	$15
	Other Pooled Investment Vehicles	4	$60	None	None
	Other Accounts	None	None	None	None

ϯAs of May 31, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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